UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2019

Urovant Sciences Ltd.

(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-38667	98-1463899
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1, 3rd Floor 11-12 St. James’s Square London SW1Y 4LB United Kingdom		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

+44 (0) 207 400 3347

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.000037453 par value	UROV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 20, 2019, in connection with Urovant Sciences Ltd.’s (“Company”) achievement of certain milestones, the Company drew down an additional $30 million (“Second Tranche”) pursuant to its previously disclosed debt financing agreement with Hercules Capital, Inc., dated February 20, 2019 (“Hercules Loan Agreement”).  The Second Tranche will be used solely for working capital and/or other general corporate purposes and to pay related fees and expenses in connection with the Hercules Loan Agreement. As previously disclosed, the Hercules Loan Agreement provides for a $100 million term loan facility, $15 million of which was funded upon execution of the Hercules Loan Agreement.  $55 million remains available in two more additional optional tranches through June 30, 2021, subject to certain terms and conditions, including the achievement of certain milestones.

In connection with the drawdown of the Second Tranche, the Company issued a warrant exercisable for an aggregate of 66,518 of the Company’s common shares at an exercise price of $9.02 per share (“Warrant”).

The description of the Hercules Loan Agreement included in Item 1.01 of the Company’s Current Report on Form 8-K filed on February 22, 2019 is incorporated herein by reference. The description of the Hercules Loan Agreement contained herein does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Hercules Loan Agreement filed as Exhibit 10.23 to the Company’s Annual Report on Form 10-K for the financial year ended March 31, 2019 and the Warrant filed as Exhibit 4.1 attached hereto.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 2.03 above is incorporated by reference into this Item 3.02.  The issuance of the Warrant was, and the issuance of the Company’s common shares issuable upon exercise of the Warrant will be, made in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Warrant Agreement, dated September 20, 2019, issued to Hercules Capital, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Urovant Sciences Ltd.

Dated: September 25, 2019
	By:	/s/ Christine G. Ocampo
Christine G. Ocampo
Principal Financial and Accounting Officer